EXHIBIT 99.3


POINT BLANK             NEWS FROM POINT BLANK SOLUTIONS, INC.
SOLUTIONS, INC.         2102 SW 2nd Street * Pompano Beach, FL 33069
                        Tel: 954-630-0900 * www.pointblanksolutions.com


                        COMPANY CONTACT: Media Relations/Investor Relations
                                         Glenn Wiener
                                         212-786-6013
                                         PR@PBSINC.COM or IR@PBSINC.COM


                  POINT BLANK SOLUTIONS CHANGES TRADING SYMBOL

POMPANO  BEACH,  FL,  NOVEMBER 1, 2007 - Point Blank  Solutions,  Inc. (OTC Pink
Sheets: PBSO.PK), a leader in the field of protective body armor, announced today that effective with the market open this morning, the Company's common stock will begin trading under a new ticker symbol: PBSO.

Larry Ellis, President and CEO stated, "The ticker symbol reflects our new corporate name - Point Blank Solutions, Inc. The people behind the PBSO symbol will continue to build on the tremendous successes of the past fifteen months. Since August 2006, we have installed a new board of directors and a new management team, focused on producing the world's best protective solutions, enhancing corporate governance and building shareholder value. We expanded our law enforcement business and provided the U.S. Armed Forces best value solutions at lower cost, as evidenced by recent awards for the Interceptor Outer Tactical Vest and the Improved Outer Tactical Vest."

ABOUT POINT BLANK SOLUTIONS, INC.

Point Blank Solutions, Inc. is a leader in the design and production of technologically advanced body armor systems for the U.S. Military, Government and law enforcement agencies, as well as select international markets. The Company is also recognized as the largest producer of soft body armor in the U.S. With state-of-the-art manufacturing and laboratory testing facilities, strategic technology and marketing alliances, and an ongoing commitment to drive innovation, Point Blank Solutions believes that it can deliver the most advanced body armor solutions, quicker and better than anyone in the industry.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about Point Blank Solutions, Inc. visit our website at WWW.POINTBLANKSOLUTIONSINC.COM.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES,
CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) CHANGES IN THE COMPANY'S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (2) DE-LISTING FROM THE AMERICAN STOCK EXCHANGE, (3) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS, (5) DEVELOPMENT OF NEW PRODUCTS,
(6) GOVERNMENT APPROVAL PROCESSES, INCLUDING APPROVAL OF THE SETTLEMENT BY THE COURT, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (10) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, (11) TURNOVER IN THE COMPANY'S SENIOR MANAGEMENT AND (12) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, THOSE UNCERTAINTIES AND RISKS DISCUSSED IN DETAIL IN PART II ITEM 1A. "RISK FACTORS," IN THE COMPANY'S QUARTERLY REPORT ON FORM


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10-Q FOR THE QUARTER ENDED JUNE 30, 2007.  THE COMPANY  UNDERTAKES NO OBLIGATION
TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.


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